12. CONVERTIBLE PREFERRED STOCK	6 Months Ended
Jun. 30, 2013
Equity [Abstract]
CONVERTIBLE PREFERRED STOCK

Convertible Preferred Stock

The Series A Preferred Stock has no stated dividend rate and has a liquidation preference of $.001 per share. The Series A Preferred Stock also has voting rights that entitle the preferred shareholders to vote with the common shareholders as if the preferred stock had converted to common. Both the conversion ratio of the preferred into common and the number of shares outstanding is subject to revision upon reverse stock dividends or splits that reduce the total shares outstanding.

The Series C Preferred Stock has no stated dividend rate.  The Series C Preferred Stock also has voting rights that entitle the preferred shareholders to vote with the common shareholders as if the preferred stock had converted to common. The conversion ratio of the preferred into common is not subject to revision upon reverse stock dividends or splits that reduce the total shares outstanding.  The 103,143 Series C Preferred Stock was issued on February 21, 2008.  These Series C Preferred shares are convertible into 36,100,000 common shares at the rate of 350:1.  On August 15, 2008 the articles of designation for the Series C Preferred Stock were amended to limit the conversion to common shares to 10% of the holders’ original holdings in any quarter.  During the six months ended June 30, 2013 and June 30, 2012, respectively, 314 and 1,853 Series C Preferred Stock shares were converted into 110,005 and 720,020 shares of common stock, respectively.